UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2005

Advaxis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	00028489	84 - 1521955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Carnegie Center #206, Princeton, NJ	08546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 497-7555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 28, 2005, the Registrant announced that it had been approved for listing on the Over the Counter Bulletin Board and that it expected to begin trading under the symbol “ADXS”. See Registrant’s press release attached hereto as Exhibit 99.1.

On August 1, 2005, the Registrant circulated a letter to shareholders summarizing its key product and updating shareholders on the progress that it has made to date during 2005. A cover letter was included in the circulation informing shareholders of the nature of forwarding looking statements. See Registrant’s shareholder letter attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Exhibits

99.1.	Press Release, dated July 28, 2005

99.2.	Letter to Stockholders, dated August 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2005
ADVAXIS, INC.

	By:	/s/ J. Todd Derbin
Name: J. Todd Derbin
Title: President and Chief Executive Officer